National Life Insurance Company

National Variable Annuity Account II

Supplement dated March 26, 2024

to the Prospectuses dated May 1, 2018, as supplemented to date, for the

Sentinel Advantage Variable Annuity 5 Contracts

Liquidation of the American Century Variable Portfolio Growth Fund

Each of the Sentinel Advantage Variable Annuity 5 Contracts (the “Contracts”), in all cases issued by National Life Insurance Company (the “Company”), has an investment option that invests in the American Century Variable Portfolios Growth Fund (the “Fund”), a series of American Century Variable Portfolios, Inc. Shareholders of the Fund approved a proposal to liquidate the Fund. On or about March 19, 2024, the Fund will no longer be available to contract owners for first-time purchases or new investments. On or about March 26, 2024, the fund will liquidate all of its assets.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.